Supplement dated September 14, 2012

to the Class J Shares Prospectus

for Principal Funds, Inc.

dated June 13, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

PURCHASE OF FUND SHARES

On page 22, delete the second and third paragraphs under the heading, “The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.” Those paragraphs begin “If you are Making…” and “However, if you have selected….”